CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND

REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED

FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY

CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

Exhibit 10.15

CORNEAGEN, INC.
SUBSCRIPTION AGREEMENT

This Subscription Agreement is executed as of June 12, 2020, by Dr. Shigeru Kinoshita (“Subscriber”) in connection with the entry between Subscriber and CorneaGen, Inc., a Delaware corporation (the “Company”) of the Patent License Agreement dated June 12, 2020 (the “Patent License Agreement”).

1. Subscriber hereby subscribes for the number of shares of the common stock, no par value, of the Company as follows (the “Shares”):

(a) Within thirty (30) days after the Effective Date (as defined in the Patent License Agreement), a number of Shares equal to US $250,000 divided by the Share Price on the issuance date, rounded down to the nearest whole share;

(b) Within thirty (30) Business Days after (i) the Company has received written confirmation that the Pharmaceuticals and Medical Devices Agency of Japan has granted approval to market and sell the Licensed Products (as defined in the Patent License Agreement) in Japan and (ii) the Company has received all other Governmental Approvals (as defined in the Patent License Agreement) the Company deems necessary to market and sell the Licensed Products in Japan, a number of Shares equal to US $125,000 divided by Share Price on the issuance date, rounded down to the nearest whole share.

(c) Within [***] after (i) [***] and (ii) [***], a number of Shares equal to US $125,000 divided by Share Price on the issuance date, rounded down to the nearest whole share.

(d) For the purposes of this Agreement, the “Share Price” is the fair market value of one Share, as determined by an independent third party 409A valuation.

2. Subscriber hereby makes the following representations, warranties and covenants set forth in Section 2, with respect to the Shares:

2.1 Subscriber acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any other applicable securities laws in reliance upon Section 4(a)(2) of the Securities Act and/or the “safe harbor” provided by Regulation S under the Securities Act. Subscriber acknowledges that the Company’s reliance on such exemptions is predicated in part upon the representations and warranties of Subscriber and the truth and accuracy of the statements made by Subscriber in this agreement. Subscriber acknowledges that it is a condition to the availability of the Regulation S “safe harbor” that the Shares not be offered or sold in the United States or to a U.S. person until the expiration of a one- year “distribution compliance period” (or a six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the date the Shares are issued and sold to Subscriber (the “Closing Date”). Subscriber acknowledges that, notwithstanding the foregoing, prior to the expiration of the one-year “distribution compliance period” (or six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) after the Closing Date (the “Restricted Period”), the Shares may be offered and sold by the holder thereof only if (i) the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (ii) the offer and sale is outside the United States and to other than a U.S. person.

2.2 Subscriber agrees that with respect to the Shares, until the expiration of the Restricted Period: (i) neither Subscriber nor its agents or representatives have or will solicit offers to buy, offer for sale or sell any of the Shares, or any beneficial interest therein in the United States or to or for the account of a U.S. person; (ii) notwithstanding the foregoing, the Shares may be offered and sold by the holder thereof only if (A) the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person; and (iii) the Subscriber shall not engage in hedging transactions with regarding to the Shares unless in compliance with the Securities Act. The foregoing restrictions are binding upon subsequent transferees of the Shares, except for transferees pursuant to an effective registration statement. Subscriber agrees that after the Restricted Period, the Shares may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws.

2.3 Subscriber represents and warrants that (i) Subscriber is domiciled and has its principal place of business outside the United States; (ii) Subscriber is not a U.S. person within the meaning of Regulation S and is not acquiring the Shares for the account or benefit of any U.S. person; (iii) at the time of the Closing Date, neither Subscriber nor any persons acting on its behalf in connection therewith will be located outside the United States; (iv) at the time the Shares were offered to Subscriber and at the time of Subscriber’s execution of this Agreement, Subscriber or persons acting on Subscriber’s behalf in connection therewith were located outside the United States; and (v) Subscriber is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act).

2.4 Subscriber represents and warrants that Subscriber is acquiring the Shares for investment purposes and for Subscriber’s own account, not with a view to the sale or distribution of any part thereof, and Subscriber has no present intent of selling or otherwise distributing the same. No one other than Subscriber has any beneficial interest in the Shares. Subscriber understands that Subscriber must hold the Shares indefinitely and Subscriber must continue to bear the economic risk of the investment for an indefinite time unless the Shares are subsequently registered under the Securities Act or other applicable securities laws or an exemption from such registration is available.

2.5 Subscriber represents and warrants that Subscriber is satisfied as to the full observance of the laws of Subscriber’s jurisdiction in connection with any invitation to subscribe for the Shares, including (i) the legal requirements within Subscriber’s jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such securities. Subscriber further represents and warrants that Subscriber’s subscription and payment for, and Subscriber’s continued beneficial ownership of, the Shares will not violate any applicable securities or other laws of Subscriber’s jurisdiction.

2.6 Subscriber agrees that Subscriber will in no event sell or otherwise transfer all or any part of the Shares unless (i) in the opinion of counsel satisfactory to the Company and its counsel, the Shares may be legally transferred without registration under the Securities Act or other applicable securities laws, or (ii) unless the Shares have been registered and qualified under the Securities Act and other applicable securities laws and, if necessary, an appropriate prospectus is then in effect.

2.7 Subscriber hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the IPO, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this paragraph shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Subscriber or the immediate family of the Subscriber, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Subscriber only if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock). The underwriters in connection with such registration are intended third-party beneficiaries of this paragraph and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Subscriber further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this paragraph or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all holders of the Company’s securities subject to such agreements, based on the number of shares subject to such agreements.

2.8 Subscriber consents to the placing of a legend on the certificate(s) evidencing the Shares to the effect that the Shares are subject to market stand-off provisions and have not been registered under the Securities Act or other applicable securities laws and that they may not be sold or otherwise transferred unless there is in effect a registration statement under the Securities Act or such transfer is, in the opinion of the Company and its counsel, exempt from the registration and prospectus delivery requirements of the Securities Act.

2.9 Subscriber understands and agrees that each certificate held by Subscriber representing the Shares or any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall bear the following legend, as applicable (in additional to any legend required under applicable state or foreign securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

3. Subscriber consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address or the facsimile number set forth below Subscribers signature, as updated from time to time by notice to the Company, or as on the books of the Company. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Subscriber agrees to promptly notify the Company of any change in Subscriber’s electronic mail address, and that failure to do so shall not affect the foregoing.

4. Subscriber acknowledges receipt of the CorneaGen, Inc. Amended and Restated Voting Agreement, and has, concurrently herewith, executed an Adoption Agreement pursuant to Section 7.1(b) of the Voting Agreement as a “Stockholder” in the form attached as Exhibit A hereto.

[Signature Page Follows]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND

REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED

FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY

CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

SUBSCRIBER

Dr. Shigeru Kinoshita

By:	/s/ Shigeru Kinoshita
Name:	Shigeru Kinoshita

Address: [***]

Email Address:	[***]

Accepted:

CorneaGen, Inc.

By:	/s/ Monty Montoya
Name:	Monty Montoya
Its:	President & CEO

[Signature Page to Subscription Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND

REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED

FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY

CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

EXHIBIT A

ADOPTION AGREEMENT

A-1